SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549
                         _______________________


                                FORM 8-K


          Current Report Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)  April 4, 2003


                    AMERIMMUNE PHARMACEUTICALS, INC.
         (Exact name of registrant as specified in its charter)


          Colorado                  000-22865             84-1044910
---------------------------- ------------------------ -------------------
       (State or other       (Commission File Number)   (IRS Employer
jurisdiction of incorporation)                        Identification No.)



                         2325A Renaissance Drive
                          Las Vegas, NV  89119
      (Address of principal executive offices, including zip code)


   Registrant's telephone number, including area code:  (702) 798-6800

                        Exhibit Index on Page __

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.
----------------------------------

     On April 4, 2003, the Company announced that it has ceased operations and filed a bankruptcy petition under Chapter 7 of the United States Bankruptcy Code. The petition was filed on April 4, 2003 with the United States Bankruptcy Court for the District of Nevada, Southern Division.

     All of the Company's Directors and Officers have resigned except for Pamela M. Kapustay who will remain as an officer of the Company on an interim basis solely to help manage the affairs of the Company through the bankruptcy process.

     As a result of the initiation of Chapter 7 proceedings, Amerimmune expects that it will cease filing periodic reports under the Securities Act of 1934.

                                SIGNATURE
                                ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AMERIMMUNE PHARMACEUTICALS, INC.
                                   (Registrant)


Date: April 4, 2003                By:  /s/ Pamela M. Kapustay
                                      ---------------------------------
                                      Pamela M. Kapustay
                                      Title: Vice President of Operations









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